THE ADVISORS’ INNER CIRCLE FUND

Cambiar Small Cap Fund

Cambiar SMID Fund

(the “Funds”)

Supplement dated July 23, 2025

to the Funds’ Summary Prospectuses, the Prospectus and the Statement of Additional Information (“SAI”),

each dated March 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

1.	Colin M. Dunn, CFA, Investment Principal, no longer serves as a member of the domestic investment team managing the Funds. Accordingly, effective immediately, all references to Mr. Dunn are hereby deleted from the Summary Prospectuses, the Prospectus and the SAI.

2.	Brian Barish, CFA, President, Chief Investment Officer, Anna (Ania) A. Aldrich, CFA, Investment Principal, and Joseph S. Chin, CFA, Investment Principal, each serve on the domestic investment team for the Funds. Effective immediately, each of them will hold the title of “Lead Principal” of the Funds, and the Summary Prospectuses, the Prospectus and the SAI are amended accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMB-SK-042-0100